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                                 AMENDMENT NO. 1
                                       TO
                             DISTRIBUTION AGREEMENT
                                (CLASS P SHARES)


         This Amendment No. 1 to the Distribution Agreement between AIM Summit Fund (the "Trust") and A I M Distributors, Inc. (the "Distributor"), dated July 24, 2000 (the "Agreement"), is effective June 30, 2005.

         WHEREAS, the Trust desires to create Class A Shares, Class B Shares and Class C Shares (the "New Shares") and re-designate its existing shares as Class P Shares; and

         WHEREAS, the Trust intends to enter into separate distribution agreements with respect to the New Shares but maintain the Agreement with respect to the existing shares;

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. All references in the Agreement to Trust "shares" shall mean Class P Shares.

         2. All references in the Agreement to the "Agreement" shall mean the Agreement as hereby amended.

         3. The Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 30, 2005.

                                    AIM SUMMIT FUND

                                    By:          /s/ Robert H. Graham
                                         ---------------------------------------

                                    Name:        Robert H. Graham
                                         ---------------------------------------

                                    Title:       President
                                          --------------------------------------


                                    A I M DISTRIBUTORS, INC.

                                    By:          /s/ Gene L. Needles
                                         ---------------------------------------

                                    Name:        Gene L. Needles
                                         ---------------------------------------

                                    Title:       President
                                          --------------------------------------